Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEET

(Unaudited)

	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	December 31, 2004	December 31, 2003
ASSETS
Cash and due from banks	$40,385,275	$39,565,158	$38,220,151	$37,174,008	$38,074,607	$38,506,380	$34,163,079
Interest-bearing deposits in banks	323,412	662,555	660,111	206,921	1,037,948	207,848	1,199,130
Federal funds sold and securities purchased under agreements to resell	36,014,795	1,037,646	357,846	13,733,915	35,288,778	13,107,265	15,259,950
Investment securities available for sale	282,198,873	276,497,775	270,851,196	249,633,094	248,724,785	269,842,697	242,678,414
Investment securities held to maturity	11,733,821	11,945,588	11,998,340	11,233,274	3,382,680	11,730,115	1,361,496
Other investments	21,866,256	24,140,813	21,352,832	20,172,234	18,799,718	21,169,539	12,176,302
Mortgage loans held for sale	7,413,513	5,954,007	7,860,559	4,685,417	3,841,104	6,479,814	5,364,600
Loans, net of unearned income	1,670,976,218	1,620,436,393	1,551,258,388	1,470,876,346	1,424,858,073	1,578,621,779	1,259,640,182
Allowance for loan losses	(24,559,019)	(23,402,241)	(22,505,292)	(21,409,245)	(20,816,925)	(22,974,340)	(18,396,615)
Loans, net	1,646,417,199	1,597,034,152	1,528,753,096	1,449,467,101	1,404,041,148	1,555,647,439	1,241,243,567
Premises and equipment, net	52,672,981	50,125,904	46,440,339	43,622,711	42,801,524	48,235,152	38,264,707
Other real estate	1,868,635	1,914,645	2,584,703	2,813,337	1,941,348	2,296,443	1,425,209
Accrued interest receivable	9,091,675	9,058,791	7,874,920	7,614,443	7,407,238	8,413,813	6,926,309
Goodwill and other intangible assets	103,299,382	103,470,116	103,445,869	98,655,805	95,040,910	102,236,584	62,221,009
Bank owned life insurance	41,722,058	41,191,340	41,471,029	37,904,493	35,462,722	40,582,967	33,471,078
Other assets	16,774,679	14,198,902	14,863,167	10,054,978	10,291,118	15,285,106	8,457,472
Total assets	$2,271,782,554	$2,176,797,392	$2,096,734,158	$1,986,971,731	$1,946,135,628	$2,133,741,162	$1,704,212,322

LIABILITIES
Total deposits	$1,687,864,307	$1,584,818,716	$1,547,738,831	$1,466,086,785	$1,452,073,218	$1,571,722,772	$1,313,887,932
Accrued interest payable	3,678,457	3,312,458	3,129,282	3,023,843	3,133,317	3,296,143	3,222,737
Federal Home Loan Bank advances	205,771,676	158,242,407	148,344,127	147,072,474	191,157,159	164,973,073	130,833,369
Federal funds purchased and securities sold under repurchase agreements	80,364,169	153,386,148	126,594,813	110,799,890	47,439,961	117,731,224	44,875,584
Trust preferred securities	—	—	—	—	50,000,000	—	31,783,430
Subordinated debt	51,547,000	51,547,000	51,547,000	50,000,000	—	51,166,590	—
Other liabilities	7,761,366	7,432,893	4,329,275	4,717,074	5,956,643	6,171,166	11,113,301
Total liabilities	2,036,986,975	1,958,739,621	1,881,683,328	1,781,700,066	1,749,760,298	1,915,060,968	1,535,716,353

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	116,719,468	107,626,919	107,346,374	102,361,167	99,587,649	108,531,170	77,903,662
Retained earnings	126,192,533	120,402,848	114,838,884	107,198,497	101,961,196	117,570,598	94,574,145
Accumulated other comprehensive income	673,167	(1,182,407)	1,655,161	4,501,139	3,615,380	1,367,903	4,466,572
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,138)	(8,788,895)	(8,789,477)	(8,448,410)
Total shareholders’ equity	234,795,579	218,057,771	215,050,830	205,271,665	196,375,330	218,680,194	168,495,969
Total liabilities and shareholders’ equity	$2,271,782,554	$2,176,797,392	$2,096,734,158	$1,986,971,731	$1,946,135,628	$2,133,741,162	$1,704,212,322

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Unaudited)

	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	December 31, 2004	December 31, 2003
ASSETS
Cash and due from banks	$35,090,563	$55,719,486	$42,090,671	$31,901,310	$39,839,060	35,090,563	$39,839,060
Interest-bearing deposits in banks	317,953	1,058,235	1,078,334	588,694	1,021,288	317,953	1,021,288
Federal funds sold and securities purchased under agreements to resell	35,812,949	24,410,000	713,000	5,644,000	31,819,619	35,812,949	31,819,619
Investment securities available for sale	315,520,771	282,814,235	272,596,604	263,304,831	247,391,640	315,520,771	247,391,640
Investment securities held to maturity	11,715,948	11,835,353	11,998,436	11,998,297	10,788,146	11,715,948	10,788,146
Other investments	23,781,977	23,040,424	23,876,638	19,205,358	19,651,370	23,781,977	19,651,370
Mortgage loans held for sale	4,562,962	6,931,843	6,221,181	7,208,105	5,670,625	4,562,962	5,670,625
Loans, net of unearned income	1,699,035,573	1,653,615,534	1,594,290,721	1,511,436,809	1,443,325,787	1,699,035,573	1,443,325,787
Allowance for loan losses	(25,191,175)	(24,256,034)	(23,118,946)	(22,150,651)	(21,151,987)	(25,191,175)	(21,151,987)
Loans, net	1,673,844,398	1,629,359,500	1,571,171,775	1,489,286,158	1,422,173,800	1,673,844,398	1,422,173,800
Premises and equipment, net	53,469,516	52,504,434	48,391,110	45,167,765	42,760,918	53,469,516	42,760,918
Other real estate	2,141,040	1,082,267	1,914,985	2,255,553	1,844,869	2,141,040	1,844,869
Accrued interest receivable	9,762,826	9,243,097	9,060,367	8,293,918	8,181,579	9,762,826	8,181,579
Goodwill and other intangible assets	102,169,572	103,392,163	103,514,753	103,381,314	96,237,492	102,169,572	96,237,492
Bank owned life insurance	42,056,525	41,528,162	41,006,405	41,595,547	35,773,237	42,056,525	35,773,237
Other assets	16,286,895	15,473,682	13,530,493	15,801,590	8,611,815	16,286,895	8,611,815
Total assets	$2,326,533,895	$2,258,392,881	$2,147,164,752	$2,045,632,440	$1,971,765,458	$2,326,533,895	$1,971,765,458

LIABILITIES
Total deposits	$1,710,209,913	$1,630,286,409	$1,566,290,310	$1,530,979,973	$1,458,403,096	1,710,209,913	$1,458,403,096
Accrued interest payable	3,955,183	3,488,406	3,284,308	3,210,642	3,020,265	3,955,183	3,020,265
Federal Home Loan Bank advances	201,070,198	226,203,972	166,337,747	156,471,522	210,605,296	201,070,198	210,605,296
Federal funds purchased and securities sold under repurchase agreements	73,367,456	115,191,909	142,324,882	83,930,239	43,859,277	73,367,456	43,859,277
Trust preferred securities	—	—	—	—	50,000,000	—	50,000,000
Subordinated debt	51,547,000	51,547,000	51,547,000	51,547,000	—	51,547,000	—
Other liabilities	8,300,069	9,353,208	5,413,930	4,116,702	5,334,408	8,300,069	5,334,408
Total liabilities	2,048,449,819	2,036,070,904	1,935,198,177	1,830,256,078	1,771,222,342	2,048,449,819	1,771,222,342

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	159,520,536	108,197,312	107,446,736	109,117,216	100,875,984	159,520,536	100,875,984
Retained earnings	127,566,247	121,717,798	116,073,951	109,299,987	104,539,042	127,566,247	104,539,042
Accumulated other comprehensive income	(213,118)	1,196,456	(2,764,523)	5,748,748	3,917,179	(213,118)	3,917,179
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,089)	(8,789,589)	(8,789,089)
Total shareholders’ equity	278,084,076	222,321,977	211,966,575	215,376,362	200,543,116	278,084,076	200,543,116
Total liabilities and shareholders’ equity	$2,326,533,895	$2,258,392,881	$2,147,164,752	$2,045,632,440	$1,971,765,458	$2,326,533,895	$1,971,765,458

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN AND DEPOSIT STRATIFICATION

(Unaudited)

	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003
LOAN PORTFOLIO
Real estate:
Residential Mortgage	$288,703,328	$284,647,539	$282,754,653	$280,453,804	$269,357,951
Construction	401,815,256	379,468,496	348,685,270	314,171,269	304,045,641
Commercial real estate	846,945,431	826,434,480	795,114,435	762,815,561	711,208,711
Commercial and Industrial	127,476,473	129,790,889	132,379,349	116,735,287	118,242,893
Consumer	36,966,630	35,901,922	37,602,059	39,063,480	41,649,590
Unearned income	(2,871,545)	(2,627,791)	(2,245,045)	(1,802,592)	(1,178,999)
Total loans	$1,699,035,573	$1,653,615,534	$1,594,290,721	$1,511,436,809	$1,443,325,787
Loan growth	2.7%	3.7%	5.5%	4.7%	2.2	%*
Loan growth, annualized	10.9%	14.8%	22.0%	19.0%	8.9	%*

DEPOSITS
Non-interest bearing demand	$224,958,448	$236,808,861	$232,319,420	$227,159,637	$222,595,661
Interest bearing demand	107,167,500	111,972,487	109,183,366	112,043,973	116,749,330
Money Market	407,981,856	346,698,652	347,395,886	313,554,963	266,913,040
Savings	39,401,660	40,705,887	40,307,875	40,074,116	40,000,806
Total transaction accounts	779,509,464	736,185,886	729,206,548	692,832,689	646,258,837
Public funds - transaction	150,534,921	132,267,045	90,423,130	101,844,740	115,258,296
Total low cost core deposits	930,044,385	868,452,931	819,629,677	794,677,429	761,517,133
Time deposits - public funds	13,696,451	14,012,373	15,991,062	17,565,349	10,741,662
Time deposits	766,469,077	747,821,105	730,669,570	718,737,195	686,444,301
Total deposits	$1,710,209,913	$1,630,286,409	$1,566,290,310	$1,530,979,973	$1,458,703,096
Deposit growth	4.9%	4.1%	2.3%	5.0%	1.5%
Deposit growth, annualized	19.5%	16.3%	9.3%	19.9%	5.9%

Percentage low cost core to total deposits	54.4%	53.3%	52.3%	51.9%	52.2%
Percentage growth of low cost core deposits	7.1%	6.0%	3.1%	4.4%	3.4	%*
Annualized growth of low cost core deposits	28.2%	23.7%	12.6%	17.5%	13.4	%*

*The acquisition of First Colony Bank was completed in the second quarter of 2003

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Twelve months ended December 31,
	2004	2004	2004	2004	2003	2004	2003
NET INTEREST INCOME
Loan, including fees	$28,519,255	$26,809,369	$25,473,584	$24,781,842	$24,045,242	$105,584,050	$88,172,417
Interest on investment securities:
Taxable	2,518,397	2,428,436	2,362,075	2,247,038	2,136,462	9,555,946	8,308,729
Non-taxable	351,946	365,183	388,746	417,657	376,992	1,523,532	1,671,248
Federal funds sold and repurchase agreements	147,716	2,111	3,751	30,399	75,418	183,977	145,920
Interest bearing deposits in banks	7,495	6,545	3,724	5,223	9,114	22,987	28,680
Interest on other investments	122,662	240,218	238,518	205,662	204,453	807,060	507,372
Total interest income	31,667,471	29,851,862	28,470,398	27,687,821	26,847,681	117,677,552	98,834,366

INTEREST EXPENSE
Interest-bearing demand and money market	2,505,441	1,885,099	1,828,848	1,322,218	1,288,087	7,541,606	5,735,210
Savings	64,185	61,766	73,775	88,707	89,583	288,433	348,502
Time deposits	5,117,216	4,756,612	4,470,715	4,463,088	4,261,858	18,807,631	15,691,659
Other time deposits	65,963	64,442	64,462	55,813	85,577	250,680	380,389
Federal funds purchased	357,707	561,511	333,018	34,701	36,153	1,286,937	76,190
Federal Home Loan Bank advances	1,227,700	876,478	663,793	866,258	795,729	3,634,229	2,269,584
Interest expense on subordinated debentures	724,326	637,085	574,946	574,946	580,102	2,511,303	1,452,606
Other	174,220	175,900	241,599	355,692	370,193	947,411	1,510,515
Total interest expense	10,236,758	9,018,893	8,251,156	7,761,423	7,507,282	35,268,230	27,464,655
Net interest income	21,430,713	20,832,969	20,219,242	19,926,398	19,340,399	82,409,322	71,369,711
Provision for loan losses	2,956,380	1,602,500	1,310,000	1,561,000	1,241,000	7,429,880	5,235,000
Net interest income after provision for loan losses	18,474,333	19,230,469	18,909,242	18,365,398	18,099,399	74,979,442	66,134,711

NON-INTEREST INCOME
Service charges on deposit accounts	2,047,804	2,165,224	2,023,191	1,880,521	2,069,881	8,116,740	7,760,183
Other customer service fees	375,445	276,909	352,392	356,795	396,098	1,361,541	1,544,385
Mortgage banking revenue	721,363	809,807	859,631	883,128	711,660	3,273,929	3,341,846
Investment brokerage revenue	194,241	133,479	185,330	315,080	30,758	828,130	263,477
Insurance agency revenue	2,393,185	2,514,479	2,370,375	2,771,701	1,252,337	10,049,740	4,856,983
Income from SBA lending	946,164	1,270,397	367,859	485,918	434,799	3,070,338	1,724,914
Other income	863,542	651,387	1,259,930	1,146,755	2,000,907	3,921,614	4,852,003
Total non-interest income	7,541,744	7,821,682	7,418,708	7,839,898	6,896,440	30,622,032	24,343,791

NON-INTEREST EXPENSE
Salaries and other compensation	8,208,721	7,999,790	7,688,444	8,041,199	6,956,283	31,938,154	25,573,961
Employee benefits	1,195,115	1,170,201	1,519,972	1,640,263	1,213,020	5,525,551	4,749,509
Net occupancy and equipment expense	2,079,450	2,090,931	2,208,378	1,859,695	2,003,525	8,238,454	6,660,869
Data processing fees	554,645	325,617	223,450	557,301	481,895	1,661,013	1,683,825
Professional services	506,351	715,789	583,177	438,395	363,319	2,243,712	2,149,893
Communications and supplies	893,426	1,027,203	1,027,631	1,050,888	1,168,727	3,999,148	3,736,305
Amortization of intangible assets	122,591	122,591	121,758	140,644	106,800	507,584	364,499
Other expense	1,850,106	2,042,088	2,761,271	1,850,650	2,342,800	8,504,115	8,023,684
Total non-interest expense	15,410,405	15,494,210	16,134,081	15,579,035	14,636,369	62,617,731	52,942,545

Income before income taxes	10,605,672	11,557,941	10,193,869	10,626,261	10,359,470	42,983,743	37,535,957
Income tax expense	2,907,090	3,294,026	2,802,851	3,029,516	2,912,764	12,033,483	10,836,627
Net income	$7,698,582	$8,263,915	$7,391,018	$7,596,745	$7,446,706	$30,950,260	$26,699,330

EARNINGS PER SHARE
Basic	$0.39	$0.43	$0.38	$0.39	$0.39	$1.59	$1.49
Diluted	$0.38	$0.41	$0.37	$0.38	$0.38	$1.54	$1.44
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	19,756,947	19,428,145	19,351,343	19,280,882	18,951,688	19,455,084	17,875,246
Diluted	20,372,205	20,015,560	19,974,058	19,910,810	19,645,157	20,076,687	18,556,383
CASH DIVIDENDS PER SHARE	$0.135	$0.135	$0.135	$0.135	$0.120	$0.540	$0.480

MAIN STREET BANKS, INC. AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Twelve months ended December 31,
						2004	2003
EARNING ASSETS
Total interest earning assets (in thousands)	$2,030,527	$1,940,675	$1,864,339	$1,770,541	$1,735,933	$1,862,913	$1,537,680
Loans	6.77%	6.56%	6.58%	6.68%	6.61%	6.80%	6.90%
Investment securities	4.13%	4.11%	4.20%	4.49%	4.36%	4.21%	4.54%
Federal funds sold	1.63%	1.18%	1.12%	1.01%	0.91%	1.40%	1.05%
Loans held for sale	4.65%	4.93%	4.57%	5.25%	5.50%	4.81%	5.88%
FHLB stock & other	2.33%	3.96%	4.43%	4.03%	4.36%	3.88%	4.01%
Total interest earning assets	6.20%	6.12%	6.14%	6.29%	6.21%	6.32%	6.53%

INTEREST-BEARING LIABILITIES
Total interest-bearing liabilities (in thousands)	$2,025,547	$1,947,994	$1,874,225	$1,773,959	$1,739,771	$1,865,292	$1,522,004
Demand deposits	1.26%	0.92%	0.92%	0.72%	0.68%	0.99%	0.90%
Demand deposits - public funds	0.43%	0.61%	1.05%	1.07%	0.95%	0.70%	0.90%
Time deposits	2.72%	2.59%	2.49%	2.49%	2.47%	2.67%	2.51%
Retail repurchases	1.62%	1.62%	1.69%	1.69%	1.71%	1.65%	1.82%
Federal funds purchased	2.28%	1.68%	1.37%	1.24%	1.25%	1.45%	1.43%
Federal Home Loan bank advances	2.37%	2.20%	1.80%	1.77%	1.78%	2.20%	1.77%
Securities sold under agreement to repurchase	4.53%	4.53%	4.57%	4.09%	4.09%	4.39%	3.95%
Subordinated debentures	5.59%	4.92%	4.49%	4.55%	4.54%	4.91%	4.51%
Net Cost of Funds	2.01%	1.84%	1.77%	1.76%	1.71%	2.53%	1.80%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$4,980	$(7,319)	$(9,885)	$(3,418)	$(3,838)	$(2,379)	$15,676
Yield on earning assets less cost of interest-bearing liabilities	4.19%	4.28%	4.37%	4.53%	4.50%	3.79%	4.72%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.23%	4.31%	4.41%	4.58%	4.48%	4.47%	4.71%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN QUALITY

(Unaudited)

	Fourth Quarter 2004	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Twelve months ended December 31,
						2004	2003
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$24,256,034	$23,118,946	$22,150,651	$21,151,987	$20,765,377	$21,151,987	$14,588,582
Reserves acquired through acquisition	—	—	—	—	—	—	4,252,018
Provision for loan losses	2,956,380	1,602,500	1,310,000	1,561,000	1,241,000	7,429,880	5,235,000
Loans charged-off during the period	(2,289,524)	(1,103,582)	(657,213)	(650,138)	(958,275)	(4,700,457)	(3,336,038)
Recoveries on loans previously charged-off	268,285	638,170	315,508	87,802	103,885	1,309,765	412,425
Net loans (charged-off) recovered during period	(2,021,239)	(465,412)	(341,705)	(562,336)	(854,390)	(3,390,692)	(2,923,613)
Reserve for loan losses at end of period	$25,191,175	$24,256,034	$23,118,946	$22,150,651	$21,151,987	$25,191,175	$21,151,987

Net charge-offs to average loans, annualized	0.48%	0.11%	0.09%	0.15%	0.24%	0.21%	0.23%

Gross charge-offs to average loans, annualized	0.55%	0.27%	0.17%	0.18%	0.27%	0.30%	0.26%

Recoveries as a percentage of gross charge-offs	11.72%	57.83%	48.01%	13.51%	10.84%	27.86%	12.85%

Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.47%	1.45%	1.47%	1.47%	1.48%	1.47%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$12,254,820	$4,712,752	$5,179,265	$4,822,135	$11,548,489	$12,254,820	$11,548,489
Restructured loans	—	—	—	—	—	—	—
Total non-performing loans	12,254,820	4,712,752	5,179,265	4,822,135	11,548,489	12,254,820	11,548,489
Foreclosed assets	2,165,914	1,132,377	3,730,693	2,255,553	1,844,869	2,165,914	1,844,869
Total non-performing assets	$14,420,734	$5,845,129	$8,909,958	$7,077,688	$13,393,358	$14,420,734	$13,393,358

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.85%	0.35	0.56	0.47%	0.93%	0.85%	0.93%

Non-performing assets as a percentage of total assets, at end of period	0.62%	0.26%	0.41%	0.35%	0.68%	0.62%	0.68%

Reserve for loan losses as a percentage of non-performing assets, at end of period	174.69%	414.98%	259.47%	312.96%	157.93%	174.69%	157.93%

Loans 90 days past due and still accruing	$5,657,986	$2,062,584	$3,628,399	$5,934,220	$1,921,837	$5,657,986	$1,921,837

Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.33%	0.12%	0.23%	0.39%	0.13%	0.33%	0.13%

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Twelve months ended December 31,
	2004	2004	2004	2004	2003	2004	2003
RESULTS OF OPERATIONS
Net interest income	$21,430,713	$20,832,969	$20,219,242	$19,926,398	$19,340,399	$82,409,322	$71,369,711
Net interest income (tax equivalent)	21,612,019	21,021,094	20,419,505	20,141,555	19,591,290	83,194,172	72,465,527
Provision for loan losses	2,956,380	1,602,500	1,310,000	1,561,000	1,241,000	7,429,880	5,235,000
Non-interest income	7,541,744	7,821,682	7,418,708	7,839,898	6,896,440	30,622,032	24,343,791
Non-interest expense	15,410,405	15,494,210	16,134,081	15,579,035	14,636,369	62,617,731	52,942,545
Net income	7,698,582	8,263,915	7,391,018	7,596,745	7,446,706	30,950,260	26,699,330

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,670,976	1,620,436	1,551,258	1,470,876	1,424,858	1,578,622	1,259,640
Investment securities	293,933	288,443	282,850	260,866	252,107	281,573	244,040
Earning assets	2,030,527	1,940,675	1,864,339	1,770,541	1,735,933	1,901,159	1,537,680
Total assets	2,271,783	2,176,797	2,096,734	1,986,972	1,946,136	2,133,741	1,704,212
Deposits	1,687,864	1,584,819	1,547,739	1,466,087	1,452,073	1,571,723	1,313,888
Shareholders’ equity	234,796	218,058	215,051	205,272	196,375	218,680	168,496

PER COMMON SHARE
Earnings per share - Basic	$0.39	$0.43	$0.38	$0.39	$0.39	$1.59	$1.49
Earnings per share - Diluted	$0.38	$0.41	$0.37	$0.38	$0.38	$1.54	$1.44
Book value per share as end of period	$13.10	$11.43	$10.94	$11.14	$10.57	$13.10	$10.50
End of period shares outstanding	21,229,545	19,457,741	19,381,000	19,340,676	18,981,340	21,229,545	18,981,340
Weighted average shares outstanding
Basic	19,756,947	19,428,145	19,351,343	19,280,882	18,951,688	19,455,084	17,875,246
Diluted	20,372,205	20,015,560	19,974,058	19,910,810	19,645,157	20,076,687	18,556,383

STOCK PERFORMANCE
Market Price:
Closing	$34.93	$30.60	$28.10	$27.34	$26.52	$34.93	$26.52
High	$34.93	$30.60	$28.82	$27.50	$27.92	$34.93	$27.92
Low	$28.55	$26.46	$25.62	$24.90	$25.00	$24.90	$18.45
Trading volume	2,893,800	1,755,400	2,010,000	1,703,700	1,630,300	8,362,900	5,159,500
Cash dividend per share	0.135	0.135	0.135	0.135	0.120	0.540	0.480
Dividend payout ratio	35.72%	32.70%	36.48%	35.38%	31.66%	35.03%	33.36%
Price to earnings	23.23	18.63	18.88	17.82	17.63	16.96	18.43
Price to book value	2.67	2.68	2.57	2.46	2.51	2.67	2.53

PERFORMANCE RATIOS
Return on average assets	1.36%	1.52%	1.41%	1.53%	1.53%	1.45%	1.57%
Return on average equity	13.12%	15.16%	13.75%	14.80%	15.17%	14.15%	15.85%
Average earning assets to average total assets	89.38%	89.15%	88.92%	89.11%	89.20%	89.10%	90.23%
Average loans as percentage of average deposits	99.00%	102.25%	100.23%	100.33%	98.13%	100.44%	95.87%
Net interest margin (tax equivalent)	4.23%	4.31%	4.41%	4.58%	4.48%	4.47%	4.73%
Average equity to average assets	10.34%	10.02%	10.26%	10.33%	10.09%	10.25%	9.89%
Non-interest income ratio	26.03%	27.30%	26.84%	28.24%	26.29%	27.09%	25.43%
Efficiency ratio	53.19%	54.07%	58.38%	56.11%	55.79%	55.40%	55.31%

ASSET QUALITY
Total non-performing assets	$14,420,734	$5,845,129	$8,909,958	$7,077,688	$13,393,358	$14,420,734	$13,393,358
Non-performing assets as a percentage of loans plus foreclosed assets	0.85%	0.35%	0.56%	0.47%	0.93%	0.85%	0.93%
Net annualized (charge-offs) recoveries as a percentage of average loans	0.48%	0.11%	0.09%	0.15%	0.24%	0.21%	0.23%
Reserve for loan losses as a percentage of loans, at end of period	1.48%	1.47%	1.45%	1.47%	1.47%	1.48%	1.47%

OPERATING EARNINGS
Net income	$7,698,582	$8,263,915	$7,391,018	$7,596,745	$7,446,706	$30,950,260	$26,699,330
Amortization of intangible assets, net	88,266	88,266	87,666	101,264	76,896	365,460	240,569
Job reductions	—	—	231,845	—	—	231,845	—
Contract buyout, net	—	—	172,366	—	—	172,366	—
Systems write-offs, net	—	—	342,104	—	—	342,104	—
Operating income	$7,786,848	$8,352,181	$8,224,998	$7,698,009	$7,523,602	$32,062,035	$26,939,899

Operating earnings per share
Basic	$0.39	$0.43	$0.43	$0.40	$0.40	$1.65	$1.51
Diluted	$0.38	$0.42	$0.41	$0.39	$0.38	$1.60	$1.45

Average tangible assets (in thousands)	$2,168,483	$2,073,327	$1,993,288	$1,888,316	$1,851,095	$2,031,505	$1,641,991
Average tangible equity (in thousands)	131,496	114,588	111,605	106,616	101,334	116,444	106,275

Operating return on average tangible assets	1.44%	1.61%	1.65%	1.63%	1.63%	1.58%	1.64%
Operating return on average tangible equity	23.69%	29.16%	29.48%	28.88%	29.70%	27.53%	25.35%

OPERATING BASIS

Non-interest expense	$15,276,669	$15,360,474	$16,001,254	$15,425,605	$14,519,860	$62,064,003	$52,578,047
Net interest income	21,430,713	20,832,969	20,219,242	19,926,398	19,340,399	82,409,322	71,369,711
Non-interest income	7,541,744	7,821,682	7,418,708	7,839,898	6,896,440	30,622,032	24,343,791

Efficiency Ratio	52.73%	53.61%	57.90%	55.56%	55.34%	54.91%	54.93%